UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 23, 2024

BAIN CAPITAL SPECIALTY FINANCE, INC.
(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01175	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 CLARENDON STREET, 37 th FLOOR, BOSTON, MA	02116
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617)
516-2000
N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	BCSF	New York Stock Exchange
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 23, 2024, Bain Capital Specialty Finance, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered the proposals as described in the Company’s proxy statement filed on April 22, 2024. As of the record date, April 8, 2024, there were 64,562,265 outstanding shares of common stock entitled to vote at the Annual Meeting. The final voting results on the matter submitted to stockholders at the Annual Meeting are set forth below.
Proposal I:
By the vote shown below, the stockholders elected Jay Margolis, Michael A. Ewald and Michael J. Boyle as Class II Directors of the Company, all of whom will serve until the 2027 annual meeting of the stockholders or until their respective successor is duly elected and qualified. The election of each nominee required a majority of the votes cast by all stockholders present, in person or by proxy, at the Annual Meeting.

Name	Votes For	Votes Against	Abstain	Broker Non-Vote
Jay Margolis	23,832,968	10,028,688	201,401	Not applicable
Michael A. Ewald	33,549,189	325,054	188,814	Not applicable
Michael J. Boyle	32,920,910	953,571	188,576	Not applicable
Proposal II:
Due to an insufficient number of affirmative votes to approve Proposal II, the Annual Meeting was adjourned and reconvened on June 12, 2024 (the “Reconvened Annual Meeting”). At the Reconvened Annual Meeting, by the vote shown below, the stockholders renewed the Company’s authorization, with approval from the Company’s Board of Directors, to sell shares of the Company’s common stock at a price below the then-current net asset value per share, subject to certain limitations.

Votes For	Votes Against	Abstain	Broker Non-Vote
33,366,640	4,563,141	446,089	Not applicable
This proposal was also approved by the Company’s
non-affiliated
stockholders by a vote of 21,527,960 shares for, and 4,563,141 shares against, with 446,089 shares abstaining and no broker non-votes.
The number of votes cast in favor of this proposal represents both (1) a majority of the outstanding shares of the Company’s common stock; and (2) a majority of the outstanding shares of the Company’s common stock that are not held by affiliated persons of the Company. For purposes of this proposal, the Investment Company Act of 1940, as amended, defines a “majority of the outstanding shares” as the vote of the lesser of: (1) 67% or more of the voting securities of the Company present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Bain Capital Specialty Finance, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

Date: June 13, 2024	By:	/s/ Jessica Yeager
	Name:	Jessica Yeager
	Title:	Secretary